                                                                   EXHIBIT 10(e)

                                      NASD
                          SUBORDINATED LOAN AGREEMENT
                       AMENDMENT EXTENDING MATURITY DATE

                                      SL-A

                               AGREEMENT BETWEEN:



                            LENDER: SUNAMERICA INC.


           1 SunAmerica Center, 1999 Avenue of the Stars, 38th Floor
           ---------------------------------------------------------
                                (Street Address)


              Los Angeles          California           90067-6002
              -----------          ----------           ----------
                (City)              (State)               (Zip)


                                      AND


                BROKER-DEALER: SUNAMERICA CAPITAL SERVICES, INC.


                          733 Third Avenue, 3rd Floor
                          ---------------------------
                                (Street Address)


             New York              New York                  10017
             --------              --------                  -----
              (City)               (State)                   (Zip)





NASD ID Number: 13158
DATE FILED: March 11, 2002

                          SUBORDINATED LOAN AGREEMENT
                       AMENDMENT EXTENDING MATURITY DATE



     This AMENDMENT NO. 2 of that certain NASD Subordinated Loan Agreement for Equity Capital SL-5 by and between SunAmerica Inc. (the "Lender") and SunAmerica Capital Services, Inc. (the "Broker-Dealer") effective as of March 31, 1999 ("Subordinated Loan Agreement") and amendment thereto dated as of March 20, 2001 ("Amendment No. 1") is dated as of February 8, 2002 ("Amendment No. 2").

     In consideration of the sum of $3,000,000.00 (the unpaid principal amount) and subject to the terms and conditions set forth in the Subordinated Loan Agreement approved by the National Association of Securities Dealers, Inc. ("NASD"), as amended by Amendment No. 1, scheduled to mature on April 30, 2003 bearing Loan Number 10-E-SLA-10957, the Broker-Dealer and the Lender agree to extend the maturity date until April 30, 2004. This Amendment No. 2 shall not become effective unless and until the NASD has found Amendment No. 2 acceptable.

     The interest rate set forth in the Subordinated Loan Agreement, as amended by Amendment No. 1, is changed to 4.75% per annum effective as of May 1, 2003.













                         (The signature page follows.)

         IN WITNESS WHEREOF the parties have set their hands and seal this 8th day of February, 2002.

BROKER-DEALER:                      SUNAMERICA CAPITAL SERVICES, INC.

[Seal]
                                    By: /s/ Debbie Potash Turner
                                       -------------------------------
                                       Name:  Debbie Potash Turner
                                       Title: Chief Financial Officer

LENDER                              SUNAMERICA INC.

[Seal]
                                    By: /s/ James R. Belardi
                                       -------------------------------
                                       Name:  James R. Belardi
                                       Title: Executive Vice President


                               FOR NASD USE ONLY


                               ACCEPTED BY: /s/ Gerald Daugherty
                                           ---------------------------
                                                     (Name)

                                            Assistant Director
                                           ---------------------------
                                                     (Title)


                               EFFECTIVE DATE: APR 30 2003
                                              -------------------------

                               LOAN NUMBER: 10-E-SLA-10957
                                           ----------------------------


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